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                                                                    EXHIBIT 10.8


                                    EXHIBIT D

                                    GUARANTY


                  Reference is made to that secured promissory note, dated of even date herewith, (the "Note") issued by A.P.F. Acquisition Corp., a New York corporation (the "Obligor") to Interiors, Inc., a Delaware corporation ("Interiors"), or its successors and assigns (collectively, with Interiors, the "Holder"). Reference is also made to that certain asset purchase agreement, dated December 24, 2001 (the "Purchase Agreement"), by and among the Obligor and Interiors.

                  Unless otherwise defined herein, all capitalized terms, when used herein shall have the same meaning as is defined in the Purchase Agreement. This Guaranty is being given by the undersigned Guarantors pursuant to the provisions of Section 1.3(e) of the Purchase Agreement.

                  In order to induce Interiors to consummate the sale of the Assets of the APF Division of Interiors to the Obligor, and to accept, in partial payment of the Purchase Price, a certain Promissory Note of even date herewith in the principal amount of $750,000 issued by the Obligor to Interiors, the undersigned Guarantors have agreed to execute and deliver this Guaranty.

                  The undersigned Guarantors do hereby irrevocably and unconditionally, jointly and severally, guaranty to the Holder of the Note (a) the full and timely payment by the Obligor of all principal, accrued interest and other amounts payable under the Note, (b) the performance by the Obligor of all of its covenants and agreements contained in the Purchase Agreement, the Note and the Security Agreement, and (c) the performance by the Guarantors of all of their covenants and agreements, as pledgors, under the Pledge Agreement (hereinafter individually and collectively referred to as the "Guaranteed Obligations").

                  It is understood that this is an absolute, irrevocable and unconditional guaranty of payment and not merely of collection, and that the Holder may (notwithstanding the Guarantors' joint and several liability with the Obligor) enforce this Guaranty against the Guarantors without the need to resort to any proceedings or obtain any judgment as against the Obligor; and in the event that there shall at any time occur and be continuing any default in the payment of the Guaranteed Obligations, the Guarantors shall forthwith pay to the Holder, on demand, all Guaranteed Obligations which shall then be due and payable (whether by acceleration or otherwise). In furtherance hereof, the Guarantors do hereby acknowledge and confirm that the Guaranteed Obligations are intended to and will confer significant benefit upon the Guarantors.

                  1. Notwithstanding any payment(s) made by the Guarantors hereunder, but without prejudice to the Guarantors' rights as creditors of the Obligor, the Guarantors shall in no event be entitled to be subrogated to any of the rights of the Holder against the Obligor unless and until all Guaranteed Obligations shall have been paid in full; and the Guarantors shall in no event seek any reimbursement from the Obligor in respect of any payment(s) made by or received in respect of the Guarantors hereunder, unless and until all of the Guaranteed Obligations shall have been paid in full.

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                  2. The Guarantors hereby acknowledge and agree that the
validity of this Guaranty and the Guarantors's obligations hereunder shall in no way be terminated, modified, affected, impaired or diminished by reason of any of (i) any failure by the Holder to insist in any one or more instances upon strict performance or observance by the Obligor of any of the terms, provisions or conditions of the Note and/or the Security Agreement, the Pledge Agreement or the Purchase Agreement (collectively, the "Acquisition Agreements") or any perfection or non-perfection (ii) any assertion or non-assertion by the Holder against the Obligor of any of the rights or remedies reserved to the Holder in the Acquisition Agreements, (iii) any forbearance by the Holder from exercising any of its rights or remedies as aforesaid, (iv) any bankruptcy, insolvency, receivership, reorganization, liquidation or other similar proceeding relating to the Obligor, (v) any relief of the Obligor and/or the Guarantors from any of their obligations under the Acquisition Agreements, by operation of law, in equity or otherwise, (vi) any amendment, modification, extension, renewal, termination, compromise or waiver under or in respect of the Acquisition Agreements, or (vii) any transfer, assignment or negotiation of any of the Acquisition Agreements or this Guaranty. Except for any required demand in respect of payment hereunder, each of the Guarantors hereby waive any and all notice, demand, presentment, protest and other such privilege or formality, and all notices in respect of the creation, renewal, extension or accrual of any Guaranteed Obligations.

                  3. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  4. This Guaranty shall be binding upon the Guarantors and their administrators, representatives, successors and assigns, and shall inure to the benefit of the Holder and his or its heirs, executors, administrators, personal representatives, successors and assigns. No delegation of the obligations of Guarantors hereunder may be made at any time.

                  5. Subject to applicable statutes of limitations, no delay on the part of the Holder in exercising any rights hereunder, or any failure by the Holder to exercise any such rights, shall operate as a waiver of any such rights for any purposes, it being understood that, subject to applicable statutes of limitations, the Holder may exercise any and all of his rights hereunder at any time and from time to time pursuant to the terms hereof.

                  6. This Guaranty may not be terminated, modified or amended except by a writing duly executed by the Holder and the Guarantors.

                  7. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. The Guarantors do hereby consent to the jurisdiction of all federal and state courts sitting in the State of New York in connection with any action or proceeding under or in respect of this Guaranty, and waive trial by jury in any such action or proceeding.

                  8. In the event that the Holder shall, after default by the Guarantors of any of their obligations hereunder, place this Guaranty in the hands of any attorney for enforcement and/or collection, pay to the Holder a reasonable attorneys' fee together with all other reasonable costs and expenses in connection with the enforcement and collection of this Guaranty and protection of the Holder's rights hereunder.




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                  IN WITNESS WHEREOF, the undersigned Guarantors, intending to be legally bound hereby, has executed this Guaranty this _______ day of December 2001.




                             ----------------------------------------
                                    MAX MUNN




                             ----------------------------------------
                                   LAURIE MUNN





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